UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 21, 2011 (December 19, 2011)

ABERCROMBIE & FITCH CO.

(Exact name of registrant as specified in its charter)

Delaware	1-12107	31-1469076
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6301 Fitch Path, New Albany, Ohio 43054

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (614) 283-6500

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On December 19, 2011, the United States District Court for the Southern District of Ohio (the “Court”), after a duly-noticed hearing, entered a final order (1) approving the proposed settlement submitted to the Court by the parties to the derivative litigation pending before the Court and (2) dismissing with prejudice all claims contained in the 2005 derivative cases.

Item 9.01. Financial Statements and Exhibits.

(a) through (c): Not applicable.

(d) Exhibits:

The following exhibits are filed with this Current Report on Form 8-K:

Exhibit No.	Description

99.1	Order and Final Judgment Approving Stockholder Derivative Action Settlement

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ABERCROMBIE & FITCH CO.

Dated: December 21, 2011	By:	/s/ Ronald A. Robins, Jr.
Ronald A. Robins, Jr.
Senior Vice President, General Counsel and Secretary

INDEX TO EXHIBITS

Current Report on Form 8-K

Dated December 21, 2011

Abercrombie & Fitch Co.

Exhibit No.	Description

99.1	Order and Final Judgment Approving Stockholder Derivative Action Settlement

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